Warrant Liability	6 Months Ended
Jun. 30, 2021
Warrant Liability [Abstract]
Warrant Liability

14. WARRANT LIABILITY

On May 13, 2021, the Company entered into a subscription agreement with an institutional investor relating to the offer and sale of 20,809,850 ordinary shares of the Company, par value US$0.0001 per share, in a private placement at a purchase price of $14.41625 per ordinary share (the “PIPE Offering”). The total proceeds from the PIPE Offering is US$300,000,000. Pursuant to the subscription agreement, the Company also agreed to issue and sell concurrently with the PIPE offering a warrant (the “Warrant”) exercisable for up to an aggregate of 10,000,000 ordinary shares (such transaction together with the PIPE Offering, the “Transactions”). The Transactions have been closed on May 21, 2021(the “Closing Date”). The Warrant will be exercisable, in whole or in part, at an exercise price of $20.00 per ordinary share. The Warrant is exercisable after the Closing Date and prior to the two-year anniversary of the Closing Date.

The Warrant is accounted for as a financial liability because the Warrant may be net share settleable at the holder’s option. The fair value of the warrant liability is assessed at US$81.7 million and is recognized upon closing of the transaction. As of June 30, 2021, its fair value is assessed at US$83.3 million. A fair value loss of US$1.6 million is recorded for the six months ended June 30, 2021 due to change in fair value.

The movement of the warrant liability is set out as below:

Total
US$’000
At January 1, 2021	—
Issuance of the warrant liability	81,700
Fair value loss of the warrant liability	1,600
At June 30, 2021	83,300